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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


            Date of report (Date of earliest event reported) 9/29/95

                       AMERICAN CONSUMER PRODUCTS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


 Delaware                          O-15051                         34-1376833
---------------                  -----------                  -----------------
(State or other                  (Commission                   (I.R.S. Employer
jurisdiction of                   File No.)                      Identification
incorporation or                                                     Number)
organization)


                      31100 Solon Road, Solon, Ohio 44139
--------------------------------------------------------------------------------
                       (Address of Registrant's principal
                               executive offices)


        Registrant's telephone number, including area code  216-248-7000



________________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)


                             ______________________

                    The Exhibit Index is located at Page 4.
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.


                          (a) As set forth in the press release dated September
29, 1995 and attached hereto as Exhibit 99.1, Vista 2000, Inc. acquired beneficial ownership of approximately 96% of the outstanding common stock, $.10 par value per share (the "Common Stock"), of the Registrant, including 22,000 shares of Common Stock held by Vista prior to commencement of the Offer (as hereinafter defined) pursuant to a tender offer commenced by Vista on August 30, 1995 pursuant to an Offer to Purchase dated August 30, 1995 and related Letter of Transmittal. The Offer to Purchase, together with the related Letter
of Transmittal, shall be referred to hereinafter as the "Offer".   The
aggregate amount of consideration paid by Vista for the acquisition of control was approximately $13,218,539, all of which was provided from Purchaser's internally available funds.


                          Additional information regarding the Offer, including
a description thereof and of any arrangements or understandings among members of both the former and new control groups and their associates with respect to the election of directors and other matters, is included in the Registrant's Solicitation/Recommendation Statement on Schedule 14D-9 which was filed with the Securities and Exchange Commission on September 14, 1995 and provided to the Registrant's stockholders. A copy of the Schedule 14D-9 is attached hereto as
Exhibit 99.2 and incorporated herein by referrence.

                          (b)  The Registrant is not aware of any arrangements,
including any pledge by any person of securities of the Registrant or of Vista, the operation of which may at a subsequent date result in a change in control of the Registrant.


ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS.

                 (a) Not Applicable.

                 (b) Not Applicable.

                 (c) Exhibits.


                 See the Exhibit Index located at sequential page 4 of this Report.


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                                   SIGNATURES


                          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: October 12, 1995                  AMERICAN CONSUMER PRODUCTS, INC.




                                        BY: /s/ Stephan W. Cole
                                           -----------------------------------
                                        Name:  Stephan W. Cole
                                        Title: Chief Executive Officer
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                                 Exhibit Index


Exhibit No.               Description
-----------               -----------
   99.1          Press Release dated September 29, 1995


   99.2          Solicitation/Recommendation Statement
                 on Schedule 14D-9 filed with the Securities and Exchange Commission on September 14, 1995.